EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation by reference of our report, included in this Form 8-K/A, into the U S Liquids Inc. previously filed Form S-8 Registration Statement File No. 333-34689.


ARTHUR ANDERSEN LLP

Houston, Texas
February 16, 1999